                                                                    EXHIBIT 10.3
                                                                  EXECUTION COPY


                              AMENDMENT NO. 2 TO
                         MASTER LEASE AGREEMENT NO. 2
                             AND RELATED SCHEDULES



                                 by and among


                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Lessor


                                      and


                             BOSTON CHICKEN, INC.,
                                   as Lessee



                           Dated as of July 15, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                    Page
                                                                                                                   -----
RECITALS..........................................................................................................    1
--------

AGREEMENT.........................................................................................................    2
---------

1.      Acknowledgments Re: 1996 Master Lease Transaction; Amount of Outstanding Obligation.......................    2
        -----------------------------------------------------------------------------------

2.      Amendment of 1996 Master Lease and Schedules..............................................................    3
        --------------------------------------------
        2.1.          Reference to Facilities Agreement...........................................................    3
                      ---------------------------------
        2.2.          Definitions.................................................................................    3
                      -----------
        2.3.          Section I (Leasing); Termination of Commitments.............................................    8
                      -----------------------------------------------
        2.4.          Section II (Term, Rent and Payment).........................................................    9
                      -----------------------------------
        2.5.          Section IIA (Reborrowing Loans) [New].......................................................    9
                      -------------------------------------
        2.6.          Section IIB (Interest; Payments and Prepayments) [New]......................................   11
                      ------------------------------------------------------
        2.7.          Section III (Taxes).........................................................................   13
                      -------------------
        2.8.          Section V (Delivery, Use and Operation; Substitution).......................................   14
                      -----------------------------------------------------
        2.9           Section VII (Loss or Damage; Stipulated Loss Value).........................................   15
                      ---------------------------------------------------
        2.10.         Section IX (Insurance)......................................................................   15
                      ----------------------
        2.11.         Section X (Return of Lease Assets)..........................................................   15
                      ----------------------------------
        2.12.         Section XI (Default; Remedies)..............................................................   16
                      ------------------------------
        2.13.         Section XII (Assignment; Subletting)........................................................   18
                      ------------------------------------
        2.14.         Section XIII (Net Lease; No Set-Off, Etc....................................................   19
                      -----------------------------------------
        2.15.         Section XIV (Indemnification)...............................................................   19
                      -----------------------------
        2.16.         Section XVI (Representations, Warranties and Covenants of Lessee)...........................   19
                      -----------------------------------------------------------------
        2.17.         Section XVII (Ownership for Tax Purposes; Grant of Security Interest; Usury Savings)........   20
                      ------------------------------------------------------------------------------------
        2.18.         Section XVIII (End of Lease Options)........................................................   23
                      ------------------------------------
        2.19.         Section XIX (Miscellaneous).................................................................   23
                      ---------------------------
                      a...........................................................................................   23
        2.20.         Section XXII (Early Termination)............................................................   24
                      --------------------------------
        2.21.         Schedules...................................................................................   25
                      ---------
                      a.             Paragraph B.3 (Basic Term)...................................................   25
                                     --------------------------
                      b.             Paragraph B.10 (Renewal Term)................................................   25
                                     -----------------------------
                      c.             Paragraph B.11 (Maximum Lease Term)..........................................   25
                                     -----------------------------------
                      d.             Paragraph C (Term and Rent)..................................................   25
                                     ---------------------------
                      e.             Annex E (Amortization Schedule)..............................................   25
                                     -------------------------------
                      f.             Annex F (Return Provisions)..................................................   25
                                     ---------------------------
        2.22.                        References to Deleted Sections...............................................   25
                                     ------------------------------

3.      Conditions Precedent......................................................................................   25
        --------------------

         3.1.  Second Amendment and Related Amendment Documents; Satisfactory Legal Form..........................   25
               -------------------------------------------------------------------------
         3.2.  Facilities Agreement Amendment; Second Credit Agreement Amendment; Other Related Documents.........   26
               ------------------------------------------------------------------------------------------
         3.3.  Confidential Agreement.............................................................................   26
               ----------------------
         3.4.  Termination of Agency Agreement....................................................................   26
               -------------------------------
         3.5.  Payments...........................................................................................   26
               --------
         3.6.  Corporate Structure................................................................................   26
               -------------------

4.       Representations and Warranties...........................................................................   26
         ------------------------------

5.       Miscellaneous............................................................................................   26
         -------------
         5.1.  Headings...........................................................................................   26
               --------
         5.2.  Counterparts.......................................................................................   27
               ------------
         5.3.  Interpretation.....................................................................................   27
               --------------
         5.4.  Complete Agreement.................................................................................   27
               ------------------
         5.5.  Ratification of 1996 Master Lease and Schedules....................................................   27
               -----------------------------------------------
         5.6.  Reaffirmation of Grant of Security Interest........................................................   27
               -------------------------------------------
         5.7.  Governing Law......................................................................................   27
               -------------
         5.8.  Effect.............................................................................................   27
               ------
         5.9.  Use of Defined Terms...............................................................................   27
               --------------------
        5.10.  Conflict of Terms..................................................................................   27
               -----------------
        5.11.  No Novation........................................................................................   28
               -----------

                   INDEX OF ANNEXES, SCHEDULES AND EXHIBITS
                   ----------------------------------------


Annex A          -    List of Schedules

Schedule 1.4     -    Acquisition Loan Principal Amount as of Restructuring
                      Effective Date

Exhibit A-1      -    Form of Secured Promissory Note
Exhibit A-2      -    Form of Reborrowing Note
Exhibit B        -    Form of Omnibus Participation Agreement Amendment
Exhibit C        -    Form of Second Amended and Restated Intercreditor
                      Agreement
Exhibit D        -    Form of First Amendment and Consent to Amended and
                      Restated Facilities Agreement
Exhibit E        -    Form of Agency Agreement Termination Letter
Exhibit F        -    Form of Amended Memorandum of Master Lease
Exhibit G        -    Form of Collateral Assignment of Lease Amendment

                AMENDMENT NO. 2 TO MASTER LEASE AGREEMENT NO. 2
                             AND RELATED SCHEDULES

          This AMENDMENT NO. 2 TO MASTER LEASE AGREEMENT NO. 2 AND RELATED SCHEDULES (the "Second Amendment") is entered into as of July 15, 1998 by and
                ----------------
among General Electric Capital Corporation, a corporation organized under the banking laws of the State of New York, for itself and as Agent (in both such capacities, "Lessor") for the Participants under the Participation Agreements
             ------
(as defined below) and BOSTON CHICKEN, INC., a Delaware corporation ("Lessee")
                                                                      ------
with reference to the following RECITALS, which shall be construed as part of this Second Amendment:

                                   RECITALS
                                   --------

     A. Lessor and Lessee are parties to (i) that certain Master Lease Agreement No. 2 dated as of December 9, 1996 (such agreement, as amended by Amendment No. 1 to Master Lease Agreement No. 2 dated as of February 28, 1997, Amendment No. 2 to Master Lease Agreement dated as of March 18, 1997 (the "Prior
                                                                           -----
Second Amendment"; such Master Lease Agreement No. 2, as so amended, will be
----------------
referred to in these RECITALS as the "1996 Master Lease") and (ii) those
                                      -----------------
Schedules identified in ANNEX A hereto (each, a "Schedule," and collectively,
                                                 --------
the "Schedules"), each dated the date specified therefor in ANNEX A.
     ---------
Capitalized terms used in these RECITALS that are not otherwise defined in these RECITALS are as defined in the 1996 Master Lease without regard to this Second Amendment.

     B. Pursuant to the 1996 Master Lease and the Schedules, Lessor "leased" certain real and personal property, defined as the "Lease Assets" in the 1996 Master Lease, to Lessee, for the purposes and with the intent specified in
Section XVII thereof.

     C. Lessor and certain financial institutions are parties to that certain Participation Agreement dated as of December 9, 1996 (such agreement, as amended by Amendment No. 1 to Participation Agreement dated as of February 28, 1997, "Participation Agreement A"). Lessor and AT&T Commercial Finance Corporation
--------------------------
are parties to that certain Participation Agreement dated as of February 28, 1997 (such agreement, "Participation Agreement B"; Participation Agreement A and
                       -------------------------
Participation Agreement B will be referred to collectively as the "Participation
                                                                   -------------
Agreements").  Pursuant to the Participation Agreements, among other things, the
----------
Participants and ATTCFC (as such terms are defined therein) acquired participation interests in a portion of the obligations of Lessee to Lessor under the 1996 Master Lease and the Schedules (Lessor, such Participants, and ATTCFC will be referred to collectively as the "1996 Lease Lenders").
                                                ------------------

     D. In connection and concurrent with the 1996 Master Lease, among other things:

          1. Lessee, Bank of America Illinois (now known as Bank of America National Trust and Savings Association), as agent (in such capacity "Loan
                                                                          ----
     Agent") and as a lender, and certain other financial institutions as
     -----
     additional lenders (all such lenders will be referred to collectively as the "Bank Lenders") entered into that certain Secured Revolving Credit
          ------------
     Agreement dated as of December 9, 1996 (which agreement was amended by the First Amendment and Consent to Secured Revolving Credit Agreement dated as of October 24, 1997);

          2. Lessee, Lessor and Loan Agent entered into that certain Facilities Agreement dated as of December 9, 1996, which agreement was amended and restated pursuant to that certain Amended and Restated Facilities Agreement dated as of October 24, 1997 (such agreement, as so amended and restated, the "Existing Facilities Agreement"); and
          -----------------------------

          3. Lessee, Lessor and Loan Agent entered into that certain Intercreditor Agreement dated as of December 9, 1996 (such agreement, as it was amended and restated pursuant to that certain Amended and Restated Intercreditor Agreement dated as of October 24, 1997, the "Existing
                                                                --------
     Intercreditor Agreement").
     -----------------------

     E. Lessee has requested, among other things, that Lessor and the Bank Lenders provide certain financial accommodations to Lessee including, among other things, (i) the commitment by some or all of the "1996 Lenders" (as defined in the DEFINITIONS section below) to fund the "Liquidity Loans" (as defined in the Second Amendment and Consent to Secured Revolving Credit Agreement of even date herewith (the "Second Credit Agreement Amendment"), (ii)
                                      ---------------------------------
the commitment by all of the Bank Lenders and Lessor to fund their pro-rata share of any "Reborrowing Loans" (as defined in and made pursuant to the "Facilities Agreement Amendment" (as defined in the DEFINITIONS section below)),
(iii) the agreement by the 1996 Lease Lenders to extend the principal payments required to be made on the next two Rent Payment Dates under the 1996 Master Lease (which Rent Payment Dates are on or about July 15, 1998 and October 7,
1998) to October 17, 1998, and (iv) the agreement of the Bank Lenders and Lessor to make certain amendments to the Existing Facilities Agreement and the Existing Intercreditor Agreement.

     F. Subject to the terms and conditions hereof, Lessor is willing to accommodate the foregoing requests of Lessee and to amend the 1996 Master Lease and the Schedules and to enter into the Related Amendment Documents (as defined below), all as more fully set forth herein.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

1.   Acknowledgments Re: 1996 Master Lease Transaction; Amount of Outstanding
     ------------------------------------------------------------------------
Obligation.  The parties acknowledge and agree, consistent with the express
----------
provisions of SECTION XVII of the 1996 Master Lease as in effect without regard to this Second Amendment, as follows:

     1.1. As set forth in SECTION XVII of the 1996 Master Lease as in effect without regard to this Second Amendment, it was the original intent of Lessor and Lessee that (i) for the purposes of Lessee's financial reporting, the transaction contemplated by the 1996 Master Lease be treated by Lessee as an operating lease from Lessor to Lessee, and (ii) for all other purposes, including Federal and state income tax, bankruptcy and Uniform Commercial Code purposes, (1) Lessee would be treated as the owner of the Lease Assets, (2) Lessee would grant to Lessor a security interest or lien, as the case may be, in the Lease Assets and other collateral, and (3) the obligations of Lessee to pay Rent would be treated as payments of principal and interest to Lessor by Lessee. From and after the Restructuring Effective Date, the transactions contemplated by the 1996 Master Lease shall also be treated as a financing transaction for financial reporting purposes, involving secured loans by Lessor to Lessee (collectively, the "Acquisition Loan") to acquire the Lease

Assets. Accordingly, on the Restructuring Effective Date, Lessee shall deliver to Lessor the Secured Promissory Note evidencing Lessee's obligation to repay the outstanding balance of the Acquisition Loan together with interest thereon.

     1.2. Notwithstanding the fact that title to the Lease Assets may be in the name of Lessor, the Lease Assets are the property of Lessee, and Lessor is merely holding title thereto as an accommodation to Lessee. Lessor is hereby authorized to convey or transfer record title to the Lease Assets to Lessee at such time or times as are mutually agreeable to Lessor and Lessee, it being understood and agreed that any such conveyance or transfer shall be on an AS IS, WHERE IS BASIS, and Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the relevant Lease Assets and other matters, and notwithstanding any such transfer the Lease Assets shall in all events remain subject to the Lien of Lessor provided for herein.

     1.3. Notwithstanding the characterization of Lessee's obligation to pay amounts owing to Lessor pursuant to the 1996 Master Lease as an obligation to pay "principal and interest" and/or "rent" (which obligation was absolute and unconditional), Lessee's obligation to pay amounts owing to Lessor as of the Restructuring Effective Date pursuant to the 1996 Master Lease shall, from and after the Restructuring Effective Date, be an obligation to repay the Acquisition Loan (and all interest thereon), which obligation is absolute and unconditional.

     1.4. As of the date hereof, the principal amount of the Acquisition Loan is as set forth on SCHEDULE 1.4 hereto.

2.   Amendment of 1996 Master Lease and Schedules.  The 1996 Master Lease and
     --------------------------------------------
the Schedules are hereby amended, effective as of the Restructuring Effective Date, as follows (and all section references in this SECTION 2 shall, unless the context otherwise requires, be references to sections in the 1996 Master Lease):

     2.1. REFERENCE TO FACILITIES AGREEMENT.  DELETE THE SECOND PARAGRAPH OF THE
          ---------------------------------
PREAMBLE OF THE 1996 MASTER LEASE AND REPLACE IT WITH THE FOLLOWING:

             This Agreement is executed concurrently with the "Facilities Agreement" (as defined in the "Definitions" section below) and is subject to the provisions thereof and of the "Intercreditor Agreement" (as defined in the "Definitions" section below). Capitalized terms used herein without definition shall be as defined in the Facilities Agreement.

     2.2. DEFINITIONS.  ADD A NEW SECTION ENTITLED "DEFINITIONS" IMMEDIATELY
          -----------
BEFORE SECTION I, AS FOLLOWS (IT BEING UNDERSTOOD THAT THE DEFINITIONS SPECIFIED BELOW SHALL SUPERSEDE THE CORRESPONDING DEFINITIONS, IF ANY, IN THE 1996 MASTER LEASE):

          DEFINITIONS.
          -----------

          In addition to the defined terms appearing in this Agreement, capitalized terms used in this Agreement shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings:

          "Acquisition Loan" shall be as defined in SECTION 1.1 of the Second
           ----------------
          Amendment.

          "Agreement" means the 1996 Master Lease Agreement No. 2 dated as of
           ---------
          December 9, 1996, as amended by Amendment No. 1 to Master Lease Agreement No. 2 dated as of February 28, 1997, Amendment No. 2 to Master Lease Agreement dated as of March 18, 1997 (the "Prior Second
                                                                  ------------
          Amendment"), and Amendment No. 2 to Master Lease Agreement No. 2 dated
          ---------
          as of the Restructuring Effective Date (the "Second Amendment"), and
                                                       ----------------
          (subject to the Intercreditor Agreement) as it may be thereafter be amended, modified, extended, amended and restated, or replaced. Although the Prior Second Amendment and the Second Amendment are each denominated an "Amendment No. 2," the Second Amendment does not supersede or replace the Prior Second Amendment, which remains in effect in accordance with its terms.

          "Amended Memorandum of Lease" means an Amended and Restated Memorandum
           ---------------------------
          of Master Lease and Mortgage substantially in the form of EXHIBIT F to the Second Amendment.

          "ATTCFC" is defined in SECTION XII(B)(3), and includes its permitted
           ------
          successors and assignees.

          "Bank Lenders" means the "Revolving Lenders" under and as defined in
           ------------
          the Credit Agreement.

          "BCRE" is defined in SECTION I(B).
           ----

          "BofA" means Bank of America National Trust and Savings Association.
           ----

          "Business Day" means any day other than Saturday, Sunday, and any day
           ------------
          on which banking institutions located in the States of Connecticut, New York, or Colorado are authorized by law and other governmental action to close.

          "Budget" is defined in the Facilities Agreement.
           ------

          "Collateral Assignment of Lease" is defined in SECTION I(C), as any
           ------------------------------
          such agreement may be amended by a Collateral Assignment of Lease Amendment and as it may from time to time be amended, modified, extended, amended and restated, or replaced in accordance with its respective terms.

          "Collateral Assignment of Lease Amendment" means a First Amendment to
           ----------------------------------------
          Collateral Assignment and Leasehold Mortgage substantially in the form of EXHIBIT G to the Second Amendment.

          "Common Collateral Agent" is defined in the Facilities Agreement.
           -----------------------

          "Credit Agreement" means the Secured Revolving Credit Agreement dated
           ----------------
          as of December 9, 1996, as amended by the First Amendment and Consent to Secured Revolving Credit Agreement dated as of October 24, 1997, and the Second Credit Agreement Amendment, and as it may from time to time be amended, modified, extended, amended and restated, or replaced in accordance with the provisions of the Intercreditor Agreement.

          "Default" is defined in SECTION XI(A).
           -------

          "Equipment" is defined in SECTION I(A).
           ---------

          "Estoppel/Waiver Agreement" is defined in SECTION I(C).
           -------------------------

          "Facilities Agreement" means the Amended and Restated Facilities
           --------------------
          Agreement dated as of October 24, 1997 as amended by the Facilities Agreement Amendment and as it may from time to time be amended, modified, extended, amended and restated, or replaced in accordance with its terms and the terms of the Intercreditor Agreement.

          "Facilities Agreement Amendment" means the First Amendment and Consent
           ------------------------------
          to Amended and Restated Facilities Agreement dated as of the Restructuring Effective Date, in substantially the form of EXHIBIT D to the Second Amendment.

          "FAD"; "FADs" are defined in SECTION I(A).
           ---    ----

          "Fee Improvements" is defined in SECTION I(C).
           ----------------

          "Fee Property" is defined in SECTION I(A).
           ------------

          "Federal Funds Rate" means, for any day, a floating rate equal to the
           ------------------
          weighted average of the rates on overnight federal funds transactions among members of the Federal Reserve System, as determined by Lessor in its sole discretion, which determination shall be final, binding and conclusive (absent manifest error).

          "Floating Rate" shall be as defined in the Credit Agreement; provided,
           -------------                                               --------
          that if BofA ceases to be the Loan Agent, "Floating Rate" shall mean for any day a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the
                                               -----------------------
          "base rate on corporate loans at large U.S. money center commercial banks" (or, if The Wall Street Journal ceases quoting a base rate of
                         -----------------------
          the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release
          H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent), and (ii) the Federal Funds Rate plus 50 basis points per annum.
                 ---------

          "GE Agreement" is defined in SECTION XI(J).
           ------------

          "Ground-Lease Leasehold Improvements" is defined in SECTION I(A).
           -----------------------------------

          "Ground Leases" is defined in SECTION I(A).
           -------------

          "Intercreditor Agreement" means the Second Amended and Restated
           -----------------------
          Intercreditor Agreement dated as of the Restructuring Effective Date, in substantially the form of EXHIBIT C to the Second Amendment, as it may from time to time be amended, modified, extended, amended and restated, or replaced in accordance with its terms.

          "Interest Period" means (i) the period beginning on the Restructuring
           ---------------
          Effective Date and ending on the first Rent Payment Date thereafter and (ii) each period thereafter that begins on a Rent Payment Date and ends on the next succeeding Rent Payment Date.

          "Interest Rate" means (subject to SECTION XIX(I)) the Floating Rate in
           -------------
          effect from time to time plus (i) in the case of the Acquisition Loan,
                                   ----
          1.50% and (ii) in the case of any Reborrowing Loans, 2.00%.

          "Landlord's Waiver" is defined in SECTION I(C).
           -----------------

          "Lease Assets" is defined in SECTION I(A).
           ------------

          "Lease Assets Location" is defined in SECTION IV(C).
           ---------------------

          "Lease Commencement Date" is defined in SECTION II.
           -----------------------

          "Lease Obligations" means all loans, advances, debts, liabilities, and
           -----------------
          obligations for the performance of covenants, tasks or duties or for payment of monetary amounts now or hereafter owing by Lessee to Lessor or any Participant, arising under this Agreement, the Schedules, the Notes and the other 1996 Lease Documents (including all principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of, Lessee, whether or not allowed in such proceeding)), fees, charges, expenses, attorneys' fees and any other amount chargeable to Lessee under any of the provisions hereof or thereof.

          "Leasehold Improvements" is defined in SECTION I(A).
           ----------------------

          "Lessee" is defined in the PREAMBLE to the Second Amendment.
           ------

          "Lessor" is defined in the PREAMBLE to the Second Amendment.
           ------

          "Loan Payment" means (i) any Rent payment and (ii) each and every
           ------------
          payment that is required to be made hereunder with respect to the Reborrowing Loans, including any interest payment or mandatory prepayment (including on an acceleration) or scheduled principal payment.

          "Maturity Date" means the first to occur of (i) the Termination Date
           -------------
          and (ii) the acceleration of the Acquisition Loan and/or the Reborrowing Loan pursuant to SECTION XI(A).

          "Memorandum of Lease" is defined in SECTION I(C), as any such document
           -------------------
          may be amended and restated pursuant to an Amended Memorandum of Lease and as it may from time to time be amended, modified, extended, amended and restated, or replaced in accordance with its respective terms.

          "Mortgage" is defined in SECTION I(C).
           --------

          "Notes" means, collectively, the Reborrowing Note and the Secured
           -----
          Promissory Note.

          "Omnibus Participation Agreement Amendment" means "Amendment No. 2 To
           -----------------------------------------
          Participation Agreement Dated As Of December 9, 1996 And Amendment No. 1 To Participation Agreement Dated As Of February 28, 1997" in substantially the form of EXHIBIT B to the Second Amendment and dated as of the Restructuring Effective Date.

          "Participants" means the Participant Parties (under and as defined in
           ------------
          the Participation Agreements), (ii) any other person who becomes a Participant pursuant to SECTION XII(B)(2), and (iii) any assignee of any of the foregoing.

          "Participation Agreements" are as defined in RECITAL C of the Second
           ------------------------
          Amendment, as the same are amended by the Omnibus Participation Agreement Amendment and as they may from time to time be amended, modified, extended, amended and restated, or replaced in accordance with their respective terms.

          "Permitted Liens" is defined in SECTION V(C).
           ---------------

          "Potential Default" means any of the events specified in SECTION
           -----------------
          XI(A), whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Premises-Lease Leasehold Improvements" is defined in SECTION I(A).
           -------------------------------------

          "Premises Leases" is defined in SECTION I(A).
           ---------------

          "Pro Rata 1996 Share" is defined in the Facilities Agreement.
           -------------------

          "Real Estate" is defined in SECTION I(A).
           -----------

          "Real Estate Taxes" is defined in SECTION III(B).
           -----------------

          "Reborrowing Availability Period" is defined in the Facilities
           -------------------------------
          Agreement.

          "Reborrowing Availability Termination Date" shall be as defined in the
           -----------------------------------------
          Facilities Agreement.

          "Reborrowing Commitment-1996 Master Lease" shall be as defined in the
           ----------------------------------------
          Facilities Agreement.

          "Reborrowing Loan" is defined in SECTION IIA(A).
           ----------------

          "Reborrowing Note" is defined in SECTION IIA(E).
           ----------------

          "Reborrowing Request" is defined in SECTION 3.15(B)(IV)(C) of the
           -------------------
          Facilities Agreement.

          "Related Amendment Documents" means the Omnibus Participation
           ---------------------------
          Agreement Amendment, the Intercreditor Agreement, the Facilities Agreement Amendment, the Notes, each Amended Memorandum of Lease, each Collateral Assignment of Lease Amendment, the "Guaranty" (as defined in the Facilities Agreement) in favor of Lessor, and the "Collateral Documents" (as defined in the Facilities Agreement) to the extent that they secure such Guaranty or any Lease Obligations.

          "Rent" means each and every payment that is required to be made
           ----
          hereunder with respect to the Acquisition Loan, including interest payments and mandatory prepayments (including on an acceleration) and scheduled principal payments.

          "Rent Payment Date" means (i) August 1, 1998, (ii) the first day of
           -----------------
          each subsequent calendar month through and including October 1, 1998, and (iii) October 17, 1998

          (provided, that if any of the foregoing dates is not a Business Day,
           --------
          the relevant Rent Payment Date shall be the immediately succeeding Business Day).

          "Restructuring Effective Date" means the date upon which all of the
           ----------------------------
          conditions precedent to the effectiveness of the Second Amendment shall have been satisfied or waived.

          "Second Amendment" means Amendment No. 2 to Master Lease Agreement No.
           ----------------
          2 dated as of the Restructuring Effective Date.

          "Second Credit Agreement Amendment" is defined in RECITAL E of the
           ---------------------------------
          Second Amendment.

          "Secured Obligations" is defined in SECTION XVII(B).
           -------------------

          "Secured Promissory Note" means the Secured Promissory Note in
           -----------------------
          substantially the form of EXHIBIT A-1 to the Second Amendment (as it may from time to time be amended, modified, extended, amended and restated, or replaced).

          "Schedule" is defined in SECTION I(A), as the same are amended
           --------
          pursuant to the Second Amendment and as they be amended, modified, extended, amended and restated, or replaced.

          "Sublease" is defined in Section XII(A).
           --------

          "Sublessee" is defined in Section XII(A).
           ---------

          "Subordination and Intercreditor Agreement" is defined in SECTION
           -----------------------------------------
          I(C).

          "Taxes" is defined in SECTION III(A).
           -----

          "Term" is defined in SECTION II.
           ----

          "Termination Date" means October 17, 1998.
           ----------------

          "1995 Master Lease Agreement" is defined in SECTION I(C).
           ---------------------------

          "1996 Lease Documents" is defined in the Facilities Agreement.
           --------------------

          "1996 Lease Lenders" means, collectively, Lessor (in its capacity as
           ------------------
          "lessor," but not in its capacity as Agent, hereunder) and the Participants.

          "1996 Lenders" means, collectively, the Bank Lenders and the 1996
           ------------
          Lease Lenders.

          "1996 Master Lease" shall have the same meaning as "Agreement."
           -----------------

     2.3. SECTION I (LEASING); TERMINATION OF COMMITMENTS.
          -----------------------------------------------

          a. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN SECTION I OF THE 1996 MASTER LEASE OR OTHERWISE, AS OF THE RESTRUCTURING EFFECTIVE DATE, ALL OBLIGATIONS AND COMMITMENTS OF LESSOR TO PROVIDE FUNDING OR FINANCIAL ACCOMMODATIONS TO LESSEE UNDER THIS AGREEMENT (OTHER THAN THE OBLIGATION TO MAKE REBORROWING LOANS PURSUANT TO SECTION IIA), INCLUDING THE OBLIGATION OF LESSOR TO ACQUIRE LEASE ASSETS AND TO LEASE THEM TO LESSEE PURSUANT TO
     SECTION I, SHALL TERMINATE.  LESSEE SHALL PAY TO LESSOR, ON

     THE RESTRUCTURING EFFECTIVE DATE, THE ACCRUED AND UNPAID UNUSED COMMITMENT FEE, IF ANY, PAYABLE PURSUANT TO SECTION XIX(M) AS DETERMINED (WITHOUT REGARD TO THIS SECOND AMENDMENT) AS OF SUCH DATE (THE "ACCRUED UNUSED
                                                            --------------
     COMMITMENT FEE").
     --------------

          b.  DELETE SECTION I(D) AND REPLACE IT WITH THE FOLLOWING:

                 (d) [Intentionally Omitted.]

     2.4. SECTION II (TERM, RENT AND PAYMENT).  DELETE SECTION II AND REPLACE IT
          -----------------------------------
WITH THE FOLLOWING:

          II.  TERM:

          Lessee's obligation with respect to the payment of Rent shall commence on the date of execution by Lessee of the Certificate of Acceptance with respect to the Lease Assets (the "LEASE COMMENCEMENT DATE"). The term of this Agreement (the "TERM") shall be the period from the Lease Commencement Date through and including the Maturity Date. Prior to the Restructuring Effective Date, Rent payments shall be made in accordance with the 1996 Master Lease without regard to the Second Amendment. From and after the Restructuring Effective Date, Rent payments hereunder shall be made as provided in Section IIB(b).

     2.5. SECTION IIA (REBORROWING LOANS) [NEW].  ADD A NEW SECTION IIA AS
          -------------------------------------
FOLLOWS:

          IIA.  REBORROWING LOANS:

                (a)  Subject to the terms and conditions specified herein and in Section 3.15(b)(iv) of the Facilities Agreement, during the Reborrowing Availability Period, Lessor agrees to make advances available to Lessee from time to time (each, a "Reborrowing Loan," and
                                                          ----------------
          collectively, the "Reborrowing Loans"); provided, that the aggregate
                             -----------------    --------
          amount of Reborrowing Loans outstanding hereunder shall not exceed at any time (i) the amount of the Reborrowing Commitment-1996 Master Lease or (ii) the 1996 Lease Lenders' 1996 Pro Rata Share of the sum of (A) all Reborrowing Loans hereunder and (B) all "Reborrowing Loans" under and as defined in the Credit Agreement.

                (b) During the Reborrowing Availability Period, Lessee may from time to time borrow, repay and reborrow under this SECTION IIA, subject in all cases to the provisions of SECTION IIA(G) hereof and
          SECTION 3.15(B)(IV) of the Facilities Agreement. Borrower may request a Reborrowing Loan hereunder in accordance with Section 3.15(b)(iv) of the Facilities Agreement. Each Reborrowing Request sent to Lessor shall be sent to the representatives of Lessor identified under Lessor's signature block hereof at the addresses specified thereon.

                (c) Unless Lessor shall have been notified by telephone, confirmed in writing, by any other 1996 Lease Lender by 12:00 noon (New York) time, on the day of a Reborrowing Loan hereunder that such 1996 Lease Lender will not make available the amount of its Pro Rata 1996 Share of the aggregate amount requested in the relevant Reborrowing Request, Lessor may assume, subject to the satisfactory fulfillment by Lessee of the conditions precedent set forth in CLAUSE
          (G) below, that such 1996 Lease Lender has made such amount available to Lessor in accordance with the relevant Participation Agreement and, in reliance upon such assumption, make available to Lessee a corresponding amount. If and to the extent that such 1996 Lease Lender shall not have made such amount available to Lessor, Borrower agrees to repay Lessor forthwith on demand such corresponding amount together with interest thereon, for each day from the date Lessor made such amount available to Lessee to the date such amount is repaid to Lessor at a rate per annum equal to the relevant Interest Rate. Not later than 2:00 P.M. (New York time) on the proposed date of a Reborrowing Loan specified in the Reborrowing Request, subject to the satisfaction of the applicable conditions precedent set forth herein and in the Facilities Agreement, Lessor shall make the proceeds of each Reborrowing Loan available to the Lessee in immediately available funds equal to the principal amount of such Reborrowing Loan to be credited to the account of Lessee.

             (d) [INTENTIONALLY OMITTED.]

             (e) Lessee shall execute and deliver to Lessor a Reborrowing Note, which note shall be (A) dated the Restructuring Effective Date and (B) substantially in the form of EXHIBIT A-2 to the Second Amendment (such note, as it may be amended, modified, extended, amended and restated, or replaced, the "Reborrowing Note"). The Reborrowing Note shall
                            ----------------
          represent the obligation of Lessee to pay the amount of the Reborrowing Loans made to Lessee, together with interest thereon, as provided for herein.

             (f) The proceeds of the Reborrowing Loans (i) have not been and will not be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or to extend credit to any "Person" (as defined in the Facilities Agreement) for the purpose of purchasing or carrying any such margin stock and (ii) shall be used by Lessee only for the purposes, and in the amounts set forth for such purposes, indicated in the "Budget" (as defined in the Facilities Agreement). Lessee hereby covenants, represents and warrants that such use will be solely to fund Lessee's and its "Subsidiaries'" (as defined in the Facilities Agreement) working capital requirements in the ordinary course of its business and for Lessee's and its Subsidiaries' other general corporate purposes not prohibited by this Agreement and consistent with the purposes and amounts set forth in the Budget.

             (g) The obligation of Lessor to make each Reborrowing Loan shall be subject to the further conditions precedent that on the date of such Reborrowing Loan:

                     (1) The following statements shall be true and Lessor shall have received a certificate signed by a duly authorized officer of Lessee (in his or her capacity as such, and without any personal liability therefor) dated the date of such Reborrowing Loan, stating that:

                            (a)  The representations and warranties contained in
                     SECTION XVI of this Agreement, in SECTION II of the Facilities Agreement (or any successor section therein) and in each other 1996 Lease Document are correct in all material respects on and as of the date of such Reborrowing Loan as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date);

                            (b) No Default or Potential Default has occurred and is continuing, or would result from the borrowing of such Reborrowing Loan; and

                            (c) Set forth on the schedule attached to the certificate is a true and accurate list of the uses for which the proceeds of such Reborrowing Loan will be used and such uses are consistent with the Budget;

                     (2) All of the conditions precedent to the making of such Reborrowing Loan as set forth in the Facilities Agreement, and all of the conditions precedent to the making of the corresponding "Reborrowing Loan" (under and as defined in the Credit Agreement) by the Bank Lenders shall have been satisfied;

                     (3) Concurrently with the making of such Reborrowing Loan, the Bank Lenders shall have made a "Reborrowing Loan" under and as defined in the Credit Agreement in an amount equal to their 1996 Pro Rata Share of the total aggregate Reborrowing Loan requested from the 1996 Lenders in the relevant Reborrowing Request; and

                     (4) Lessor shall have received such other information, approvals, opinions, or documents as Lessor may reasonably request.

     2.6. SECTION IIB (INTEREST; PAYMENTS AND PREPAYMENTS) [NEW].  ADD A NEW
          ------------------------------------------------------
SECTION IIB AS FOLLOWS:

          IIB.  INTEREST; PAYMENTS AND PREPAYMENTS:

                (a)  Applicable Interest Rates; Interest Calculations.  The
                     ------------------------------------------------
          Acquisition Loan and the Reborrowing Loans shall each bear interest at the respective applicable Interest Rates (including as such rates may be adjusted pursuant to SECTION XIX(I)). All computations of interest hereunder when the Floating Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

             (b)  Payments of Interest.  Accrued interest on the Acquisition
                  --------------------
          Loan and the Reborrowing Loans shall be due and payable in arrears on each Rent Payment Date through the Maturity Date. After the Maturity Date, interest shall accrue on the Acquisition Loan and the Reborrowing Loans at the respective applicable Interest Rates, and shall be payable on demand.

             (c)  Due Date for Acquisition Loan and Reborrowing Loans.  The
                  ---------------------------------------------------
          entire unpaid Acquisition Loan and all other noncontingent obligations of Lessee to Lessor (other than the Reborrowing Loans) shall be immediately due and payable in full in immediately available funds on the Maturity Date. The entire unpaid Reborrowing Loan shall be immediately due and payable in full in immediately available funds on the first to occur of the Maturity Date and the Reborrowing Availability Termination Date.

             (d)  Loan Payments.  All Loan Payments shall be:
                  -------------

                      (i) paid to Lessor by wire transfer of immediately available funds for receipt prior to 11:00 a.m. New York time to:

                      BANKERS TRUST

                      ONE BANKERS TRUST PLAZA

                      NEW YORK, NEW YORK 10006,

                      ACCOUNT NO. 50-259-088

                      ABA NO. 021-001-033

                      REFERENCE: BOSTON CHICKEN-CFN 2107-S. DERAFFELE

                      or to such other account as Lessor may direct in writing;

                      (ii) effective upon receipt, and

                      (iii) in the amount set forth in, and due in accordance with, the provisions hereof.

          In no event shall any Loan Payment be refunded to Lessee (except in instances of manifest error). All payments due under this Agreement, whether or not specifically denominated as Loan Payments, shall be collectible in the same manner as Loan Payments.

             (e)  Voluntary Prepayments of Reborrowing Loans.  Lessee may
                  ------------------------------------------
          prepay, at any time when there are no "Liquidity Loans" (as defined in the Credit Agreement) outstanding, the Reborrowing Loans in whole or in part with accrued interest to the date of such prepayment on the amount prepaid; provided, that each such partial prepayment shall be
                          --------
          in a principal amount of not less than $1,000,000 or such greater amount which shall be an integral multiple thereof or such lesser amount as is agreed to by Lessor in its sole discretion. Amounts prepaid in accordance with this SECTION IIB(E) may be reborrowed hereunder, subject to the satisfaction of all of the conditions to the making of Reborrowing Loans as set forth in the Facilities Agreement and SECTION IIA. The right of Lessee to voluntarily prepay the Reborrowing Loans shall be exercisable by delivery of written notice (including by facsimile) or telephonic notice (thereafter promptly confirmed in writing) to Lessor prior to 11:00 a.m. New York time, at least two Business Days prior to the proposed prepayment, which notice shall specify the amount by which Lessee proposes to prepay the Reborrowing Loans and the proposed date of such prepayment. Payments may not be made under this SECTION IIB(E) at any time at which a Default has occurred and is continuing.

             (f)  Application of Prepayments.
                  --------------------------

             (i) All voluntary and mandatory prepayments of the Lease Obligations (excluding payments made pursuant to the preceding CLAUSE (E)), whether made or required hereunder, pursuant to
             Section 3.15 or any other provision of the Facilities Agreement, or the Intercreditor Agreement, shall be applied, except to the extent otherwise provided herein or therein, first to any accrued and
                                                   -----
             unpaid fees and expenses of Lessor (whether in its capacity as Agent or in its individual capacity), second to accrued interest on
                                                   ------
             the Acquisition Loan, third to accrued interest on the Reborrowing
                                   -----
             Loans, fourth, to the principal portion of the Acquisition Loan,
                    ------
             and fifth to the principal portion of the Reborrowing Loans.
                 -----

             (ii) Any prepayment of the Lease Obligations that, pursuant to this Agreement, the Facilities Agreement or the Intercreditor Agreement, is required to be applied to the principal portion of the Lease Obligations without any specification as to the allocation thereof between the Acquisition Loan and the Reborrowing Loan, shall be applied first to the Acquisition Loan and second to the
                     -----                             ------
             Reborrowing Loan.

             (iii) Except for (a) payments applied to the Acquisition Loan pursuant to SECTION 3.15(B)(II) FOURTH of the Facilities Agreement (which may be subject to reborrowing in accordance with SECTION 3.15(B)(IV) of the Facilities Agreement and SECTION IIB hereof) and
             (b) voluntary prepayments of the Reborrowing Loans pursuant to the preceding CLAUSE (E), no payments or prepayments of principal on the Acquisition Loan or the Reborrowing Loans may be reborrowed.

     It is understood and agreed that on the Restructuring Effective Date, Lessee shall pay to Lessor that portion of the "Rent" (as defined in the 1996 Master Lease and Schedules without regard to this Second Amendment) constituting interest that has accrued under the 1996 Master Lease and the Schedules for the period through and including the Restructuring Effective Date, calculated in accordance with the 1996 Master Lease and the Schedules as in effect without regard to this Second Amendment (such interest, the "Pre-Amendment Accrued Interest").
     -------------------------------

     2.7. SECTION III (TAXES).
          -------------------

          a.  DELETE THE LAST SENTENCE OF SECTION III(A) AND REPLACE IT WITH THE
     FOLLOWING:

          Lessee shall be obligated to indemnify Lessor for any Taxes incurred or imposed in connection with, or attributable to, any conveyance or transfer of any Lease Assets to or for the benefit of Lessee, and all other reasonable and documented expenses incurred by Lessor in connection therewith.

          b. IN THE FIRST PARAGRAPH OF SECTION III(B), DELETE EVERYTHING OTHER THAN THE FIRST SENTENCE.

     2.8. SECTION V (DELIVERY, USE AND OPERATION; SUBSTITUTION).
          -----------------------------------------------------

          a. DELETE SECTIONS V(B), V(C), V(E), V(F) AND V(G) AND REPLACE THEM WITH THE FOLLOWING:

             (b) The parties acknowledge and agree that Lessee and/or the FADs may close or relocate stores in the ordinary course of its or their business, subject in all events to the provisions of this Agreement and the Facilities Agreement. Lessee agrees that the Lease Assets will be used by Lessee or by FADs pursuant to SECTION XII(A) hereof operating under franchise agreements with Lessee, solely in the conduct of its or their business and in a manner complying with all applicable Federal, state, and local laws and regulations, and any applicable insurance policies, and neither Lessee nor any FAD shall discontinue use of the Lease Assets, except (i) as provided in the first sentence of this SECTION V(B) and (ii) that Lessee may temporarily discontinue use of Equipment or temporarily discontinue use of other Lease Assets, in either case only in connection with the closing or relocation of Lessee's store at a Lease Assets Location for a period not to exceed forty-five (45) days; provided, that Lessee
                                                       --------
          shall not temporarily discontinue use of the Equipment or discontinue use of other Lease Assets pursuant to this CLAUSE (II) with respect to more than twenty-five (25) of Lessee's stores at any one time.

             (c) Lessee will keep the Lease Assets free and clear of all liens and encumbrances other than (1) those in favor of the Lessor, the Loan Agent and the Common Collateral Agent as security for the Secured Obligations, (2) those arising from the rights and interest of Lessee in any Sublease which shall have been assigned to Lessor, (3) liens for fees, taxes, levies, duties or other governmental charges of any kind, liens of mechanics, materialmen, laborers, employees or suppliers and similar liens arising by operation of law incurred by Lessee or a Sublessee in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof (provided, however, that such proceedings do not involve any substantial danger (as determined in Lessor's sole discretion) of the sale, forfeiture or loss of the Lease Assets or any interest therein), (4) liens arising out of any judgments or awards against Lessee or a Sublessee which have been adequately bonded to protect Lessor's interest or with respect to which a stay of execution has been obtained pending an appeal or a proceeding for review, (5) any collateral assignment of lease in respect of any Premises Lease or Ground Lease made by a Sublessee to Lessee, (6) minor encumbrances (including, without limitation, easements, rights of way, covenants, zoning variances and similar encumbrances) which do not materially affect the value of the Lease Assets, (7) liens securing the Cash Management Obligations (as defined in, and subject to, the Intercreditor Agreement), and (8) liens securing the Supplemental Obligations (as defined in, and subject to, the Intercreditor Agreement). The liens and encumbrances described in CLAUSES (1) through (8) hereof are referred to as "Permitted Liens." Lessee will
                                                 ---------------
          defend, at its own expense, Lessor's interest in the Lease Assets from such claims, liens or legal processes (or from any other claims, liens or legal processes). Lessee will also notify Lessor immediately upon receipt of notice of any lien, attachment or judicial proceeding affecting the Lease Assets in whole or in part. Notwithstanding any other provision to the contrary, a "Permitted Lien" shall not be any lien or encumbrance in favor of a governmental entity for any damages arising from, or costs incurred by such governmental entity in response to, a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substances or wastes (including, but not limited to, asbestos and petroleum) into the indoor or outdoor environment, which has not been adequately bonded.

             (e)  [Intentionally Omitted.]

             (f)  [Intentionally Omitted.]

             (g)  [Intentionally Omitted.]

     2.9. SECTION VII (LOSS OR DAMAGE; STIPULATED LOSS VALUE).  DELETE SECTION
          ---------------------------------------------------
VII AND REPLACE IT WITH THE FOLLOWING:

          [INTENTIONALLY OMITTED]

    2.10. SECTION IX (INSURANCE).  DELETE THE LAST TWO SENTENCES OF SECTION IX
          ----------------------
AND REPLACE THEM WITH THE FOLLOWING:

          If Lessor or Lessee receives any insurance proceeds arising from a loss, damage or destruction to any of the Lease Assets or related real property or any condemnation proceeds from a taking of any Lease Assets, Lessee may, (i) if no Potential Default or Default shall have occurred and be continuing and (ii) subject to any conditions with respect to such proceeds as are applicable pursuant to the Facilities Agreement and any relevant "Security Agreement" and/or "Mortgage" (as such terms are defined in the Facilities Agreement), use such proceeds to repair or replace such property. Any such proceeds that are not so used by Lessee shall be paid directly to Lessor, and Lessor shall (subject to the Intercreditor Agreement) apply such proceeds as provided in SECTION IIB(F).

    2.11. SECTION X (RETURN OF LEASE ASSETS).  DELETE SECTION X AND REPLACE IT
          ----------------------------------
WITH THE FOLLOWING (IT BEING EXPRESSLY UNDERSTOOD AND AGREED THAT THE LEASE ASSETS ARE THE PROPERTY OF

LESSEE AND THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE 1996 MASTER LEASE OR IN ANY SCHEDULE, IN NO CIRCUMSTANCE MAY LESSEE ELECT TO RETURN THE LEASE ASSETS TO LESSOR (PROVIDED, THAT NOTHING IN THE FOREGOING IS INTENDED TO
                        --------
LIMIT LESSOR'S RIGHTS OR REMEDIES UNDER THE 1996 MASTER LEASE OR ANY OTHER DOCUMENT)):

          X.  [Intentionally Omitted.]

     2.12.  SECTION XI (DEFAULT; REMEDIES).  DELETE SECTION XI AND REPLACE IT
            ------------------------------
WITH THE FOLLOWING:

          XI.  DEFAULT; REMEDIES:

             (a) Lessor may in writing declare this Agreement in default if any of the following (each, a "Default") shall occur (provided that such events shall constitute "Defaults" regardless of whether written notice declaring a Default is or has been given):

             (1) Lessee breaches its obligation to pay any Loan Payment or any other sum hereunder to Lessor as and when due and payable;

             (2) Lessee breaches any of its insurance obligations under SECTION IX hereof, or its obligations under SECTION I(C) hereof, or its payment obligations under SECTION III hereof;

             (3) Lessee breaches any of its obligations under any Subordination and Intercreditor Agreement;

             (4) Lessee breaches any of its other obligations hereunder and fails to cure that breach within thirty (30) days after written notice thereof;

             (5) Lessee ceases to do business as a going concern;

             (6) a "Default" under and as defined in the Facilities Agreement shall have occurred and any requirement set forth therein for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied;

             (7) this Agreement or any document executed and delivered in connection herewith shall (except in accordance with the terms hereof or thereof) cease to be effective, or any security interest or lien granted in connection herewith shall (except as a result of a failure by Lessor to file a continuation statement) cease to be a perfected first lien; or

             (8) The subordination and standstill provisions of the Intercreditor Agreement shall, at any time, be invalidated or otherwise cease to be in full force and effect or Lessee shall make any payments in contravention of the terms thereof.

          IN CONNECTION WITH THE DECLARATION OF ANY DEFAULT HEREUNDER, LESSEE HEREBY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY REQUIREMENT UNDER APPLICABLE LAW OR REGULATIONS

          THAT A NOTICE FROM LESSOR NOT BECOME EFFECTIVE UNTIL A PERIOD OF DAYS HAS ELAPSED.

             (b) If any Default shall have occurred and be continuing, Lessor may, without notice, do any or all of the following: (i) terminate the Reborrowing Commitment-1996 Master Lease; (ii) declare all or any portion of the obligations hereunder (including, without limitation, the outstanding principal amount under the Acquisition Loan, the outstanding Reborrowing Loans, all interest on the foregoing, and any other amounts due hereunder) to be forthwith due and payable (provided, that with respect to any default arising due to an Event of
           --------
          Default under Section 6.1(6) of the Facilities Agreement, (A) the Reborrowing Commitment-1996 Master Lease shall automatically terminate and (B) all of the Lease Obligations shall become immediately due and payable), all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Lessee; or (iii) exercise any rights and remedies provided to Lessor under this Agreement or at law or in equity.

          Lessee hereby authorizes Lessor to enter, with or without legal process, any Real Estate or Lease Assets Location and take possession of the Lease Assets. Lessor may, but shall not be required to, sell Lease Assets at private or public sale, in bulk or in parcels, with or without notice, and without having the Lease Assets present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Lease Assets and Lessor may use Lessee's premises for the foregoing without liability for rent, costs, damages or otherwise. Lessor may also exercise any and all available remedies under the Mortgages, including selling any of the Fee Property; or any and all available remedies under the Collateral Assignments of Lease, including (but not limited to) selling, transferring or assigning the leasehold estate created by the Ground Leases or the Premises Leases. The proceeds of sale, lease or other disposition, if any, shall be applied as provided in the Intercreditor Agreement. Upon the occurrence of any Default hereunder, Lessor shall have a period of twelve (12) months in which to sell the Equipment and Leasehold Improvements on site at the Lease Assets Locations which are Fee Properties. During such period, Lessee shall continue to insure and maintain the Lease Assets as provided herein and shall provide Lessor and its authorized representatives and prospective purchasers access to the Lease Assets for remarketing purposes.

             (c)  [Intentionally Omitted.]

             (d)  [Intentionally Omitted.]

             (e)  [Intentionally Omitted.]

             (f) After a Default, Lessor may, as a matter of right and without notice to Lessee, and without regard to the value of the Lease Assets or the solvency of Lessee, apply to any court having jurisdiction to appoint a receiver or receivers of the Lease Assets, and Lessee irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers of receivers in similar cases and all of the powers and duties of Lessor in case of entry, and shall continue to have such powers until confirmation of the sale of the Lease Assets, unless such receivership is sooner terminated.

             (g) After a Default, Lessor may require any subtenant or other person in possession of any or all of the Lease Assets to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under any Sublease; provided, however, that Lessor shall not be
                                     --------
          liable for any amounts paid by a Sublessee to Lessee or for any defaults by Lessee.

             (h) After a Default, an action of mortgage foreclosure and trustee's sale as now or hereafter provided by law may be commenced and prosecuted to judgment, execution, and sale, for the collection of all amounts due hereunder (including any unpaid Loan Payments and all other Lease Obligations) together with costs, fees, and expenses of such proceedings, including reasonable attorneys' fees and any of the other expenses and fees of the type described in SECTION XIX(k). All errors in any such proceedings, together with any stays of or exemptions from execution, or extensions of time of payment, which may be given by any applicable laws are hereby forever waived and released.

             (i) The foregoing remedies and all other remedies provided for herein are cumulative, and any or all thereof may be exercised in lieu of or in addition to each other or any remedies which may be available at law, in equity, or under statute and Lessor may exercise any or all such remedies to enforce the terms hereof or recover damages for breach hereof. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. If permitted by law, Lessee shall pay reasonable fees and expenses of the type described in SECTION XIX(k) (including, without limitation, fees of attorneys, accountants, appraisers and consultants) actually incurred by Lessor or any Participant after the occurrence of a Default in connection with such Default or otherwise in enforcing the provisions of this Agreement and any ancillary documents. Waiver of any Default shall not be a waiver of any other or subsequent Default.

             (j) Any Default under the terms of this Agreement may be declared by Lessor a default under any other agreement between Lessor and Lessee (other than the Facilities Agreement, the Intercreditor Agreement, or (except in accordance with the express terms thereof) the 1995 Master Lease Agreement) with respect to any material obligation for borrowed money, for the deferred purchase price of property or any lease agreement for an amount in excess of One Million Dollars ($1,000,000) (a "GE Agreement"); and any default which is not
                                   ------------
          cured within any applicable grace periods specified therein, under the terms of any GE Agreement, may be declared by Lessor a Default under this Agreement.

             (k) The provisions of this SECTION XI are subject to the terms and conditions of the Intercreditor Agreement.

     2.13.  SECTION XII (ASSIGNMENT; SUBLETTING).  DELETE CLAUSES (1)-(2) OF
            ------------------------------------
SECTION XII(B) AND REPLACE THEM WITH THE FOLLOWING:

             (1) Lessor may, upon written notice to Lessee (but without Lessee's consent), assign this Agreement. Lessee agrees that it will pay all Loan Payments and other Lease Obligations to the assignee;

          provided, however, if Lessee receives written notice of an assignment
          --------
          from Lessor, Lessee will pay all Loan Payments and other Lease Obligations to such assignee or as instructed by Lessor. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever.

             (2) Lessee acknowledges that it has been advised that General Electric Capital Corporation is acting hereunder for itself and as agent for the Participants who are parties to Participation Agreements or who may become Participants hereunder. Any new participation interest shall be in a minimum principal amount of $5,000,000.00 or an integral multiple of $1,000,000.00 in excess thereof. Lessee agrees reasonably to cooperate with Lessor in connection with the assignment of any such participation interest, including the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or the relevant new Participant; provided, however, in no event
                                                  --------
          shall Lessee be required to consent to any change that would adversely affect any of the material terms of the transactions contemplated herein. Lessor agrees that it shall continue to act hereunder as agent for the Participants and any assignees of the Participants or shall (A) cause a trust to be created to serve as agent hereunder or
          (B) appoint a successor Agent which shall be either a 1996 Lease Lender or a commercial bank or trust company having a combined capital and surplus of at least $250,000,000.

   2.14.  SECTION XIII (NET LEASE; NO SET-OFF, ETC..  DELETE SECTION XIII AND
          -----------------------------------------
REPLACE IT WITH THE FOLLOWING:

          XIII. ABSOLUTE OBLIGATIONS; NO SET-OFF, ETC.:

             Lessee's obligation to pay Loan Payments and all other Lease Obligations shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions of, or set-offs against, said Loan Payments or other Lease Obligations, including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual, and including claims arising out of strict liability in tort or negligence of Lessor) of Lessee against Lessor or any Participant under this Agreement or otherwise. This Agreement shall not terminate and the obligations of Lessee shall not be affected by reason of any defect in or damage to, or loss of possession, use or destruction of, any Lease Assets from whatsoever cause. It is the intention of the parties that Loan Payments and all other

          Lease Obligations shall continue to be payable in all events in the manner and at the times set forth herein.

     2.15.  SECTION XIV (INDEMNIFICATION).  DELETE SUBCLAUSE (Y) OF SECTION
            -----------------------------
XIV(B).

     2.16.  SECTION XVI (REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE).
            -----------------------------------------------------------------
DELETE SECTION XVI(I) AND REPLACE IT WITH THE FOLLOWING:

             (i)  [Intentionally Omitted.]

     2.17.  SECTION XVII (OWNERSHIP FOR TAX PURPOSES; GRANT OF SECURITY
            -----------------------------------------------------------
INTEREST; USURY SAVINGS).
------------------------

          A.  DELETE SECTIONS XVII(A)-(B) AND REPLACE THEM WITH THE FOLLOWING:

             (a) Lessee is the beneficial owner of the Lease Assets. Accordingly, Lessor agrees (i) to treat Lessee as the owner of the Lease Assets on its Federal income tax return, (ii) not to take actions or positions inconsistent with such treatment on or with respect to its Federal income tax return, and not claim any tax benefits available to an owner of the Lease Assets on or with respect to its Federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor's taking a tax position through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its discovery. Lessor or any Participant shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to the owner of the Lease Assets unless (x) Lessor has breached its undertakings set forth in the second sentence of this SECTION XVII(A), and (y) such breach is the direct cause of the Lessee's failure to secure such tax benefits. It is the intent of the parties hereto that for all purposes, including from and after the Restructuring Effective Date with respect to Lessee's financial reporting, and at all times from and after the Lease Commencement Date with respect to Federal and state income tax, bankruptcy and Uniform Commercial Code purposes, (1) Lessee shall be treated as the owner of the Lease Assets, (2) this Agreement grants a security interest or lien, as the case may be, in the Lease Assets and other collateral to Lessor, and (3) the obligations of Lessee to pay Rent constitute a loan obligation with respect to principal and interest payments on the Acquisition Loan.

             (b) The parties acknowledge and agree that the obligations of Lessee under this Agreement and all Schedules, and the obligations of Lessee under the Facilities Agreement and the Credit Agreement, are cross-collateralized. In order to secure the prompt payment of (i) all of the Lease Obligations from time to time owing hereunder and with respect to the Schedules, and (ii) all "Obligations" under and as defined in the Credit Agreement, and the performance and observance by Lessee of all the agreements, covenants and provisions hereof (including, without limitation, all of the agreements, covenants and provisions hereof that are incorporated in the Schedules) and thereof and of the Facilities Agreement (all of the foregoing being collectively referred to as the "Secured Obligations"):
                                           -------------------

               (1) Lessee hereby grants to Lessor, in its capacities as (A) Agent for the 1996 Lease Lenders, (B) Agent for the Loan Agent, and
          (C) Agent for the Common Collateral Agent (and as used in this SECTION XII(B), all references to "Lessor, as Agent" or words of like import shall mean and refer to Lessor in the foregoing capacities), a first priority security interest in the Equipment and Leasehold Improvements "leased" hereunder, together with all additions, attachments, accessories and accessions thereto whether or not furnished by the supplier of the Equipment or Leasehold Improvements and any and all substitutions or replacements therefor, in each such case in which Lessee shall from time to time acquire an interest, and any and all insurance and/or other proceeds (but without Lessee having any power of sale) of the property in and against which a security interest is granted hereunder;

               (2) Lessee hereby grants to Lessor, as Agent, a first priority security interest in, and assigns, sets over, and transfers to Lessor, as Agent, its successors and assigns, all (except as otherwise provided herein) of its right, title and interest in and to (i) the Subleases and all extensions and renewals thereof, (ii) all rentals and other sums due, now or hereafter, under the Subleases (including, without limitation, all amounts paid pursuant to the exercise by the relevant Sublessee of any option contained in the relevant Sublease),
          (iii) any and all proceeds of any insurance required under the Subleases, (iv) the security interest granted to Lessee by the Sublessees pursuant to the Subleases, and (v) all products and proceeds of the foregoing; provided, that Lessor shall not exercise
                                     --------
          its rights hereunder unless and until a Potential Default has occurred and is continuing. Notwithstanding the foregoing assignment, Lessee shall cause each Sublessee to pay Lessee all rentals and other sums payable under the Subleases until Lessor delivers to Lessee notice of a Default hereunder. Upon giving such notice to Lessee, Lessor may notify any and all Sublessees (or, if requested by Lessor, Lessee shall notify such Sublessees) to pay directly to Lessor all rentals and other sums payable and to become payable under the Subleases. Upon any Sublessee's receipt of such notice, Lessee hereby authorizes and directs such Sublessee to pay Lessor all rentals and other sums payable and to become payable under the relevant Sublease; provided,
                                                                     --------
          that so long as no Potential Default has then occurred, Lessor shall retain only such of the rentals herein assigned as are required from time to time to discharge the Secured Obligations and, subject to the Intercreditor Agreement, shall remit any excess to Lessee. If any remittance is received by Lessee relating to such Subleases after a Default, such remittances immediately will be delivered to Lessor bearing the endorsement "Pay to the order of General Electric Capital Corporation, as Agent." If the remittance is in a form which precludes an endorsement, Lessee shall, after a Default, hold all such funds in trust for Lessor and immediately pay the amount of the remittance to Lessor. Lessee hereby appoints Lessor its attorney-in-fact to negotiate any remittance which is received by Lessor from Sublessee after a Default and made payable to Lessee. Notwithstanding the foregoing, if after a Default Lessee receives the proceeds of any insurance maintained by a Sublessee as a result of a casualty suffered by subleased Equipment, Lessee immediately will remit such insurance proceeds to Lessor;

              (3) to the extent the Equipment and Leasehold Improvements may constitute or be deemed to be Lessee's inventory (the "Inventory"),
                                                                 ---------
          Lessee hereby grants to Lessor, as Agent, a first priority security interest in such Inventory, which shall mean all Equipment and Leasehold Improvements offered or furnished under any contract of service or intended for sale or lease, any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, any and all leases, subleases, rentals, accounts and contracts with respect to the Equipment and Leasehold Improvements which may now exist or hereafter arise, together with all rights thereunder and all rental and other payments and purchase options due and to become due thereunder, any and all sales proceeds payable for such property, all insurance, bonds and/or other proceeds of the property and all returned or repossessed Equipment and Leasehold Improvements now or at any time or times hereafter in the possession or under the control of Lessee or Lessor;

              (4) Lessee hereby grants to Lessor, as Agent, a first priority security interest in, and assigns, sets over and transfers to Lessor, as Agent, its successors and assigns, all (except as otherwise provided herein) of its right, title and interest in and to each Ground Lease and Premises Lease and all extensions and renewals thereof; and, in furtherance thereof, shall execute and deliver to Lessor a Collateral Assignment of Lease with respect to each Ground Lease and Premises Lease; provided, that Lessee or the FAD, as
                                    --------
          applicable, shall continue to pay and perform all obligations required to be paid and performed by Lessee or the FAD, as applicable, pursuant to the Ground Leases and Premises Leases notwithstanding such assignment for collateral security purposes; and provided, further,
                                                           --------  -------
          that Lessor shall not exercise its rights hereunder unless and until a Potential Default has occurred and is continuing;

              (5) Lessee also grants to Lessor, as Agent, a security interest in all accounts receivable and general intangibles now owned by Lessee or hereafter acquired or owned by Lessee that might arise or result from any lease or other disposition of any of the Lease Assets or the Inventory, including, but not limited to, the Subleases or any right of Lessee to payment for Lease Assets sold or leased or for services rendered whether or not evidenced by an instrument or chattel paper, and whether or not such right has been earned by performance (the "Sublease Accounts Receivable");
           ----------------------------

          Upon Lessee's request, Lessor shall, at such time as all of the Secured Obligations have been paid or performed in full (but subject to the Intercreditor Agreement) execute and deliver termination statements and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its security interest in such Lease Assets, and the related Subleases, Inventory, and Sublease Accounts Receivable.

          Notwithstanding anything to the contrary set forth herein, the parties acknowledge and agree that (a) solely with respect to any Lease Assets located in any of the States of Florida, Tennessee, Maryland and Virginia (such States, the "Designated States"; as to any Designated
                                      -----------------
          State, the relevant Lease Assets being hereinafter referred to as the "Allocated Lease Assets"), the security interest granted herein with
           ----------------------
          respect to any such Allocated Lease Assets shall secure only the prompt payment and performance of the Rent obligations attributable to such Allocated Lease Assets, (b) any Collateral Assignment of Lease executed and delivered by Lessee or a FAD in connection with a Ground Lease or Premises Lease of property located in any Designated State, (as to any Designated State, the leaseholds that are subject to the relevant Collateral Assignment(s) of Lease will be hereinafter referred to as the "Allocated Leaseholds") shall secure only the
                              --------------------
          prompt payment and performance of the Rent obligations of Lessee attributable to the Leasehold Improvements and Equipment that correspond to the relevant Allocated Leaseholds (or such other amount as is specified or determined by Lessor in its sole and absolute discretion), and (c) any Memorandum of Lease or any Mortgage (collectively, the "Fee Property Mortgages") relating to a Fee
                              ----------------------
          Property located in any Designated State (as to any Designated State, the Fee Properties in such State that are subject to a Fee Property Mortgage will be hereinafer referred to as the "Allocated Fee
                                                          -------------
          Properties"), shall secure only the prompt payment and performance of
          ----------
          the Rent obligations of Lessee attributable to the relevant Allocated Fee Property and the corresponding Leasehold Improvements and Equipment (or such other amount as is specified or determined by Lessor in its sole and absolute discretion).

          B.  ADD A NEW CLAUSE (G) (WHICH CONSISTS OF THE FORMER SECTION X(C) TO
     SECTION XVII) AS FOLLOWS:

             (g) Lessee hereby waives, to the extent permitted by law, all claims for damages or other liability in connection with Lessor's re-entering and taking possession of the Lease Assets after the occurrence of a Default, and Lessee shall indemnify, defend, protect, and hold Lessor and the Participants harmless from and against any such claims, damages, or other liability, and no such re-entry shall be considered or construed to be a forcible entry, nor shall Lessor or the Participants be guilty of forcible entry or forcible detainer.

     2.18.  SECTION XVIII (END OF LEASE OPTIONS).  DELETE SECTION XVIII (AND ANY
            ------------------------------------
NOTICE OF AN ELECTION THAT LESSEE MAY HAVE PREVIOUSLY GIVEN WITH RESPECT TO ANY OF THE OPTIONS SPECIFIED IN SECTION XVIII SHALL BE NULL AND VOID AB INITIO) AND
                                                                 ---------
REPLACE IT WITH THE FOLLOWING:

          XVIII.  [Intentionally Omitted.]

     2.19.  SECTION XIX (MISCELLANEOUS).
            ---------------------------

          a. DELETE CLAUSES (d), (i), AND (k)-(m) OF SECTION XIX AND REPLACE THEM WITH THE FOLLOWING:

                  (d) Lessee agrees that it shall, and shall cause each
            Sublessee to, at Lessee's expense and upon request of Lessor, duly execute and deliver, or cause to be duly executed and delivered, to Lessor such further instruments (including, without limitation, any instruments necessary or expedient for filing, recording or perfecting the interest of Lessor, as Agent, as provided herein) and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Lessor to carry out more effectually the provisions and purposes of this Agreement.

               . . .

                  (i) After the occurrence and during the continuance of any Default, the Interest Rate applicable to the Acquisition Loan and the Reborrowing Loans shall be increased by 2.0% above the otherwise applicable rates (as specified in the definition of "Interest Rate" without regard to this SECTION XIX(I)), compounded monthly and payable upon demand.

                  (k) Lessee agrees to pay on demand all reasonable costs and expenses incurred by Lessor (provided, that Lessee shall not be
                                         --------
            responsible for such costs and expenses incurred by any Participant) in connection with (i) the preparation, execution, delivery, filing, recording, and administration of any of the 1996 Lease Documents,
            (ii) any amendment, modification or waiver of, consent with respect to, or termination of, any of the 1996 Lease Documents or advice in connection with the administration thereof, (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lessor or any other Person, and whether as a party, witness or otherwise) in any way relating to the 1996 Lease Documents or any other agreement to be executed or delivered in connection with the 1996 Lease Documents, (iv) any work-out or restructuring of the Lease Obligations, and (v) any attempt to enforce any remedies of Lessor against Lessee or any other Person that may be obligated to Lessor by virtue of any of the 1996 Lease Documents, including as to all of the foregoing CLAUSES (I)-(V) (including, without limitation, the reasonable fees and expenses of counsel, advisors, consultants (including environmental and management consultants and appraisers) and auditors retained for advice, assistance, or other representation in connection with any of the foregoing matters. In addition, Lessee shall pay any and all stamp and other taxes and fees payable or determined to be payable by Lessor in connection with the execution, delivery, filing and recording of any of the 1996 Lease Documents and the other documents to be delivered under the 1996 Lease Documents, and agrees to save Lessor harmless from and against any and all liabilities with respect to or resulting from any delay attributed to Lessee in paying or failing to pay such taxes and fees. Without in any way limiting the foregoing, Lessee shall, on the Restructuring Effective Date, pay all fees and expenses of Lessor's attorneys and accountants incurred in connection with the preparation and negotiation of the Second Amendment, the Related Amendment Documents (including the Facilities Agreement Amendment and the Intercreditor Agreement), and all other documents contemplated hereby and thereby.

                (l)  [Intentionally Omitted.]

                (m)  [Intentionally Omitted.]

   2.20.  SECTION XXII (EARLY TERMINATION).  DELETE SECTION XXII AND REPLACE
          --------------------------------
IT WITH THE FOLLOWING:

          XXII.  [Intentionally Omitted.]

   2.21.  SCHEDULES.  AMEND EACH SCHEDULE AS FOLLOWS:
          ---------

          a.  PARAGRAPH B.3 (BASIC TERM).  THE "BASIC TERM" (AS DEFINED IN
              --------------------------
     PARAGRAPH B.3 OR OTHERWISE IN EACH SCHEDULE), SHALL BE EQUAL TO THE "TERM" UNDER AND AS DEFINED IN THE 1996 MASTER LEASE.

          b.  PARAGRAPH B.10 (RENEWAL TERM).  DELETE PARAGRAPH B.10 IN EACH
              -----------------------------
     SCHEDULE (IT BEING UNDERSTOOD THAT THERE SHALL BE NO RENEWAL OPTION WITH RESPECT TO THE 1996 MASTER LEASE OR THE SCHEDULES), AND REPLACE IT WITH THE
     FOLLOWING:

          10.  [Intentionally Omitted.]

          c.  PARAGRAPH B.11 (MAXIMUM LEASE TERM).  THE "MAXIMUM LEASE TERM" (AS
              -----------------------------------
     DEFINED IN PARAGRAPH B.11 OR OTHERWISE IN EACH SCHEDULE) SHALL BE THE SAME AS THE BASIC TERM;

          d.  PARAGRAPH C (TERM AND RENT).  DELETE PARAGRAPH C OF EACH SCHEDULE
              ---------------------------
     AND REPLACE IT WITH THE FOLLOWING:

          C.  [Intentionally Omitted.]

          e.  ANNEX E (AMORTIZATION SCHEDULE).  AS TO ANY SCHEDULE IN WHICH THE
              -------------------------------
     HEADING OF THE THIRD COLUMN OF ANNEX E IS "AMORTIZED PRINCIPAL BALANCE," SUCH HEADING IS DELETED AND REPLACED WITH "UNAMORTIZED PRINCIPAL BALANCE."

          f.  ANNEX F (RETURN PROVISIONS).  DELETE ANNEX F TO EACH SCHEDULE.
              ---------------------------

   2.22.  REFERENCES TO DELETED SECTIONS.  TO THE EXTENT THAT ANY SECTIONS OR
          ------------------------------
PARAGRAPHS OF THE 1996 MASTER LEASE OR ANY SCHEDULES ARE BEING DELETED PURSUANT TO THIS SECOND AMENDMENT, ANY REFERENCES TO SUCH DELETED SECTIONS OR PARAGRAPHS IN THE 1996 MASTER LEASE OR ANY SCHEDULE ARE DEEMED TO BE DELETED AS WELL.

3. Conditions Precedent.  Notwithstanding any other provision of this Second
   --------------------
Amendment or any Related Amendment Document, this Second Amendment shall be of no force or effect, and Lessor shall have no obligations hereunder or under any Related Amendment Document to which it is a party, until the following conditions have been satisfied, in Lessor's sole discretion, or waived in writing by Lessor:

     3.1. Second Amendment and Related Amendment Documents; Satisfactory Legal
          --------------------------------------------------------------------
Form.  Lessor shall have received this Second Amendment and the Related
----
Amendment Documents duly executed by Lessee (to the extent Lessee is a party thereto) and the other parties thereto and delivered to Lessor (including (i) in the case of each Fee Property, an Amended Memorandum of Lease, and (ii) in the case of each now existing Collateral Assignment of Lease, a Collateral Assignment of Lease Amendment, in all cases duly executed by Lessee and the other parties thereto and in recordable form), and all of the other documents, instruments, certificates, opinions, agreements and other materials listed in the List of Closing Documents (Restructuring) and the List of Closing Documents (Rollup) attached as Exhibit K to the Facilities Agreement Amendment, each in form and substance satisfactory to the Lessor. All legal matters incident to the transactions contemplated by this Second Amendment and the Related Amendment Documents shall be satisfactory to Lessor and its counsel.

     3.2. Facilities Agreement Amendment; Second Credit Agreement Amendment;
          ------------------------------------------------------------------
Other Related Documents.  (i) The Facilities Agreement Amendment (and all
-----------------------
documents to be delivered in connection therewith) and the Second Credit Agreement Amendment (and all documents to be delivered in connection therewith) shall be in form and substance acceptable to Lessor, (ii) all conditions precedent to the effectiveness of the Facilities Agreement Amendment and the Second Credit Agreement Amendment shall have been satisfied, and (iii) the Restructuring Effective Date (under and as defined in the Second Credit Agreement Amendment) shall have occurred.

     3.3. Confidential Agreement.  Lessor shall have received an executed copy
          ----------------------
of the Confidential Agreement (as defined in the Facilities Agreement Amendment) in form and substance (with respect to the provisions thereof regarding fees) acceptable to Lessor and the other 1996 Lease Lenders.

     3.4. Termination of Agency Agreement.  The Agency Agreement shall have been
          -------------------------------
terminated effective as of the Restructuring Effective Date pursuant to a Termination Letter in substantially the form of EXHIBIT E.

     3.5. Payments.  Lessee shall have made the following payments by wire
          --------
transfer to Lessor in immediately available funds: (i) the "Pre-Amendment Accrued Interest" (as defined in SECTION 2.6 of this Second Amendment), (ii) the "Accrued Unused Commitment Fee" (as defined in SECTION 2.3(A) of this Second Amendment), (iii) all of the fees and costs of Lessor's special counsel, Murphy Sheneman Julian & Rogers and Ober Kaler Grimes & Shriver, and (iv) payment of all fees required to be paid to Lessor and the other 1996 Lease Lenders as of the Restructuring Effective Date pursuant to the terms of the Confidential Agreement.

     3.6. Corporate Structure.  The corporate structure of Lessee shall be
          -------------------
acceptable to Lessor.

4.   Representations and Warranties.  To induce Lessor to enter into this Second
     ------------------------------
Amendment and the other Related Amendment Documents to which it is a party, Lessee hereby represents and warrants as follows:

     4.1. That its representations and warranties contained in SECTION XVI of the 1996 Master Lease (as amended pursuant to this Second Amendment) are true and correct as of the Restructuring Effective Date;

     4.2. That this Second Amendment (and the Related Amendment Documents) and the 1996 Master Lease and other 1996 Lease Documents as previously executed and as amended hereby, constitute legal, valid and binding obligations of Lessee and are enforceable against Lessee in accordance with their terms; and

     4.3. That no Default has occurred under the 1996 Master Lease.

5.   Miscellaneous.
     -------------

     5.1. Headings.  The various headings of this Second Amendment are inserted
          --------
for convenience of reference only and shall not affect the meaning or interpretation of this Second Amendment or any provisions hereof.

     5.2. Counterparts.  This Second Amendment may be executed by the parties
          ------------
hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     5.3. Interpretation.  No provision of this Second Amendment shall be
          --------------
construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

     5.4. Complete Agreement.  This Second Amendment, together with the Related
          ------------------
Amendment Documents, constitutes the complete agreement between the parties with respect to the subject matter hereof and thereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto.

     5.5. Ratification of 1996 Master Lease and Schedules.  Except as expressly
          -----------------------------------------------
modified under this Second Amendment or in any Related Amendment Document, Lessee hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its respective obligations under, the 1996 Master Lease, the Schedules, and the other 1996 Lease Documents.

     5.6. Reaffirmation of Grant of Security Interest.  Lessee hereby reaffirms
          -------------------------------------------
the grant and pledge of a security interest in favor of Lessor, as Agent and for the benefit of the 1996 Lease Lenders and the Bank Lenders, as was provided in the 1996 Master Lease as in effect prior to the Restructuring Effective Date, and confirms that such security interest continues in effect.

     5.7. Governing Law.  This Second Amendment shall be governed by, and
          -------------
construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

     5.8. Effect.  Upon the effectiveness of this Second Amendment, each
          ------
reference in the 1996 Master Lease to "this Agreement," "hereunder," "hereof" or words of like import, shall mean and be a reference to the 1996 Master Lease as amended hereby, and each reference in the Schedules or any other 1996 Lease Document to the 1996 Master Lease, "thereunder," "thereof," or words of like import shall mean and be a reference to the 1996 Master Lease as amended hereby.

     5.9.  Use of Defined Terms.  Capitalized terms which without reference to
           --------------------
SECTION 2 hereof are not otherwise defined herein shall be as defined in the 1996 Master Lease as amended hereby (unless the context otherwise requires that any such term be as defined in the 1996 Master Lease without regard to the amendments provided for herein).

     5.10. Conflict of Terms.  In the event of any inconsistency between the
           -----------------
provisions of this Second Amendment and any provision of the 1996 Master Lease or any Schedule, the terms and provisions of this Second Amendment shall govern and control.


THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

     5.11.  No Novation.  Except as specifically set forth in this Second
            -----------
Amendment, the execution, delivery and effectiveness of this Second Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Lessor or any Participant with respect to the 1996 Master Lease, any Schedule or any other 1996 Lease Document, (ii) constitute a waiver of any provision in the 1996 Master Lease, any Schedule or any other 1996 Lease Document, or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the 1996 Master Lease, any Schedule any other 1996 Lease Document.

            IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.


"LESSOR":                                         "LESSEE":

GENERAL ELECTRIC CAPITAL                          BOSTON CHICKEN, INC.
CORPORATION, FOR ITSELF AND AS
AGENT FOR CERTAIN
PARTICIPANTS                                      By:_____________________
                                                  Name:___________________
By:___________________________                    Title:__________________
Name: Daniel P. Gioia
Title: Senior Risk Manager


ADDRESSES FOR REBORROWING REQUESTS:

Yoav Haron
Portfolio Analyst
201 High Ridge Road
Stamford, CT  06927
Phone: 203/316-7899
Fax: 203/316-7817

and

Sandy DeRaffele
Transaction Coordinator
777 Long Ridge Road
Bldg. B, 1st Floor
Stamford, CT  06927
Phone: 203/357-3529
Fax: 203/316-7989

                                 SCHEDULE 1.4
                                 ------------

                       (Principal Amounts Outstanding on
                            Acquisition Loan as of
                       the Restructuring Effective Date)


                                             PRINCIPAL AMOUNT
              TRANCHE/SERIES                   OUTSTANDING
           --------------------------------------------------------
                 Series A                          $ 15,752,001.51
                 Series B                          $ 30,489,983.28
                 Series C                          $119,877,443.07
           --------------------------------------------------------
                         TOTAL                     $166,119,427.86
           --------------------------------------------------------

                                    ANNEX A
                                    -------

                                  "SCHEDULES"



        SCHEDULE SERIES             SERIES NO.            SCHEDULE DATE

SERIES A:                              A-1                    12/13/96

                                       A-2                    12/13/96

                                       A-3                    12/13/96

                                       A-4                    12/13/96

SERIES B:                              B-1                    12/13/96

SERIES C-EQUIPMENT:               C-Equipment-1               12/13/96

                                  C-Equipment-2               12/13/96

                                  C-Equipment-3               12/13/96

                                  C-Equipment-4               12/13/96

SERIES C-REAL ESTATE:            C-Real Estate-1              12/13/96

                                 C-Real Estate-2              12/13/96

                                 C-Real Estate-3              12/13/96

                                 C-Real Estate-4              12/13/96

                                 C-Real Estate-5              12/13/96

                                 C-Real Estate-6              12/13/96

                                 C-Real Estate-7              12/13/96

                                 C-Real Estate-8              12/13/96
--------------------------------------------------------------------------------

                    SCHEDULE SERIES                       SCHEDULE DATE

                                 C-Real Estate-9              12/13/96

                                 C-Real Estate-10             12/13/96

                                 C-Real Estate-11             12/13/96

                                 C-Real Estate-12             12/13/96

                                 C-Real Estate-13             12/13/96

                                 C-Real Estate-14             12/13/96

                                 C-Real Estate-15             12/13/96

                                 C-Real Estate-16             12/13/96

                                 C-Real Estate-17             12/13/96

                                 C-Real Estate-18             12/13/96

                                 C-Real Estate-19             12/13/96

                                 C-Real Estate-20             12/13/96

                                 C-Real Estate-21             12/13/96

                                 C-Real Estate-22             12/13/96

                                 C-Real Estate-23             12/13/96

                                 C-Real Estate-24             12/13/96

                                 C-Real Estate-25             12/13/96

                                 C-Real Estate-26             12/13/96

                   SCHEDULE SERIES                        SCHEDULE DATE

                                 C-Real Estate-27             12/13/96

                                 C-Real Estate-28             12/13/96

                                 C-Real Estate-29             12/13/96

                                 C-Real Estate-30             12/13/96

                                 C-Real Estate-31             12/13/96

                                 C-Real Estate-32             12/13/96

                                 C-Real Estate-33             12/13/96

                                 C-Real Estate-34             12/13/96

                                 C-Real Estate-35             12/13/96

                                 C-Real Estate-36             12/13/96

                                 C-Real Estate-37             12/13/96

                                 C-Real Estate-38             12/13/96

                                 C-Real Estate-39             12/13/96

                                 C-Real Estate-40             12/13/96

                                 C-Real Estate-41             12/13/96
----------------------------------------------------------------------